                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-11453, 333-65204, 333-67799, 333-74772,
333-91964) and on Form S-3 (File No. 333-71238) of Onyx Acceptance Corporation of our report dated February 13, 2003, relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Orange County, California
March 28, 2003